Investment in finance leases, net	6 Months Ended
Jun. 30, 2024
Other Industries [Abstract]
Investment in finance leases, net	Investment in finance leases, net
Components of investment in finance leases, net as of June 30, 2024 and December 31, 2023 were as follows:

	June 30, 2024	December 31, 2023
Future minimum lease payments to be received, net	$1,265,710	$1,156,693
Estimated residual values of leased flight equipment	537,162	597,184
Less: Unearned income	(517,211)	(490,502)
Less: Allowance for credit losses (Note 22)	(9,022)	(8,924)
	$1,276,639	$1,254,451
During the three months ended June 30, 2024 and 2023, we recognized interest income from investment in finance leases, net of $25 million and $24 million, respectively, included in basic lease rents. During the six months ended June 30, 2024 and 2023, we recognized interest income from investment in finance leases, net of $50 million and $51 million, respectively, included in basic lease rents.